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KYOCERA MITA/ PEERLESS LSA #7	CONFIDENTIAL

LICENSED SOFTWARE ADDENDUM #7

This Licensed Software Addendum #7 (hereinafter this “LSA #7” or this “Addendum”) is entered into effective as of February 1, 2005 (hereinafter the “Effective Date”) by and between Kyocera Mita Corporation, a Japanese corporation, with offices at 2-28, 1-chome, Tamatsukuri, Chuo-ku, Osaka, 540-8585, Japan (hereinafter referred to as “KYOCERA MITA”), and Peerless Systems Corporation, a Delaware corporation, with offices at 2381 Rosecrans Ave, Suite 400, El Segundo, CA, 90245 (hereinafter referred to as “PEERLESS”). Each of KYOCERA MITA and PEERLESS is sometimes referred to as a “Party” and jointly as “Parties” in this LSA #7.

This LSA #7 licenses certain software and hardware products arising out of the Memorandum of Understanding between the Parties effective as of February 1, 2005 and the Master Development Agreement between the Parties effective as of February 1, 2005.

This LSA #7 is subject to and incorporates the Master Technology License Agreement dated April 1, 1997, entered into between PEERLESS and Kyocera Corporation, and transferred to KYOCERA MITA on April 1, 2002, as amended (“MTLA”). Notwithstanding the foregoing, if and to the extent that any inconsistencies or conflicts arise between or among the terms and conditions of this Addendum and those of the MTLA, the terms and conditions of this LSA #7 shall control over the MTLA.

No products owned by Adobe Systems Incorporated (“Adobe”) or Novell, Inc. (“Novell”) are licensed under this LSA #7. Any Adobe or Novell products will be licensed pursuant to a separate license agreement.

1.        DEFINITIONS AND INTERPRETATION

1.1     Definitions

For the purposes of this Addendum, all capitalized terms used in this Addendum and MTLA shall have the meaning specified herein or, if not defined herein, then the meaning specified in the MTLA. Unless a term used in any other Licensed Software Addendum specifically states that it has been defined in this LSA #7, the following terms shall have the meanings specified below solely for the purposes of this Addendum.

“Addendum” or “LSA #7”	means this Licensed Software Addendum #7 to the Master Technology License Agreement between the Parties dated April 1, 1997.

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“Affiliate”
means a directly or indirectly wholly owned subsidiary of KYOCERA MITA or, with the prior approval of PEERLESS which approval shall not be unreasonably withheld or delayed, any other entity partially owned but controlled by KYOCERA MITA. Affiliates are identified in Exhibit B to this LSA #7, as amended by KYOCERA MITA from time to time.

“Current Release”
means, with respect to any Licensed Software and/or Licensed Hardware, the most current version thereof, either made generally available to Peerless OEM customers (i.e., not including versions specially created or customized for any third party), specially developed or customized for KYOCERA MITA under the MDA or a PA or which PEERLESS otherwise has the right to license or sublicense to KYOCERA MITA without payment of additional consideration to a third party or subject to payment of such additional consideration to a third party by KYOCERA MITA, as of the date which is the latter of either delivery to or acceptance by KYOCERA MITA thereof under either this Addendum or the MDA.

“Deliverable”	means material that has been developed under a P.A. that contains both PEERLESS and KYOCERA MITA Deliverables in combination.

“Derivative Works”
means (i) for copyrightable or copyrighted material, any translation (including translation into other computer languages), importation, modification, correction, addition, extension, upgrade, improvement, compilation, abridgment or other form in which an existing work may be recast, transformed or adapted; (ii) for patentable or patented material, any improvement thereon; and (iii) for material protected by trade secret, any new material derived from such existing trade secret material, including new material that may be protected by copyright, patent and/or trade secret.

“Authorized KYOCERA MITA Devices”	means all devices of the type for which the Deliverables are being developed under a PA or on which all or a portion of such Deliverables are capable of being used.

“KYOCERA MITA Facility”
means KYOCERA MITA’s facilities located at Osaka, Tokyo, Kyocera Technology Development, Inc., and such other KYOCERA MITA facilities or facilities of a KYOCERA MITA Affiliate designated from time to time by KYOCERA MITA and reasonably approved by PEERLESS.

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“Licensed Software”
means the computer programs and software and related technical information provided in a Deliverable or as part of the development of a Deliverable by PEERLESS under a PA, including without limitation the computer programs and software listed in Section 2.4 of this Addendum, Derivative Works of any of the foregoing and related documentation to any of the foregoing.

“Licensed Hardware”
means all designs, data, and other design materials for any semiconductor devices, boards, and other hardware and related technical information in a Deliverable or as part of the development of a Deliverable provided by PEERLESS under a PA, including without limitation the designs, data, and other design materials listed in Section 2.4 of this Addendum, Derivative Works of any of the foregoing and related documentation to any of the foregoing.

“Licensed Products”	means the Licensed Software and the Licensed Hardware; provided, however, that the PEERLESS Virtual Engine shall be licensed separately.

“MMSA”	means the Master Maintenance and Support Agreement between the Parties effective as of February 1, 2005.

“MTLA”	means the Master Technology Licensing Agreement, dated April 1, 1997 by and between the Parties, as amended.

“Machine Executable Copies”	means object code (machine executable) copies of any Licensed Software licensed to KYOCERA MITA hereunder.

“MDA”	means the Master Development Agreement between the Parties effective as of February 1, 2005.

“MOU”	means the Memorandum of Understanding between the Parties effective as of February 1, 2005.

“New Release”
means any new release or new version of any Licensed Software and/or Licensed Hardware which includes substantial or major enhancements and substantial or major new functionality. For avoidance of doubt, the parties agree that a New Release shall not include a new product.

“Project Addendum” or “PA”	shall have the meaning ascribed to the term “Project Addendum” in the MDA.

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“PEERLESS Deliverables”	shall have the meaning ascribed to such term in the MDA.

“Product Specifications”	means the Product Specifications for a Licensed Product as set forth in the applicable PA.

“Source Materials”
means the source code, source code comments and documentation, data, files, algorithms, notes, flow charts, diagrams, authoring tools, development environments and other materials used in the preparation, modification, development and maintenance of the Licensed Products, as well as all instructions, notes, references, programs and other materials required for KYOCERA MITA, without additional assistance from PEERLESS, to maintain, modify, and develop, and to prepare Machine Executable Copies, of the Licensed Products.

“Third Party Software”	means any software owned by someone other than one of the Parties and expressly and specifically listed as such under a PA.

“Update Release”
means any new version of the Licensed Software and/or Licensed Hardware either made generally available to PEERLESS OEM customers (i.e., not including versions specially created or customized for any third party), specially developed or customized for KYOCERA MITA under the MDA or a PA or which PEERLESS otherwise has the right to license or sublicense to KYOCERA MITA without payment of additional consideration to a third party or subject to payment of such additional consideration to a third party by KYOCERA MITA which contains “bug” fixes, error corrections, security updates, and minor enhancements but that PEERLESS reasonably and in good faith determines does not constitute a New Release.

1.2      Interpretation.

Unless the context requires otherwise, references to Sections are to sections of this Addendum.

2.        LICENSE

2.1      License Granted

PEERLESS hereby grants KYOCERA MITA and its Affiliates a worldwide, non-exclusive and non-transferable license to:

(a)	reproduce Machine Executable Copies and distribute such copies:

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(i)	as stored on:

(A)	semiconductor chip(s) incorporated into an Authorized KYOCERA MITA Device;

(B)	magnetic or optical media licensed to End Users as part of a package including an Authorized KYOCERA MITA Device on or with which such copy operates; or

(C)	magnetic or optical media licensed to End Users in a form not directed for use on or with any product other than an Authorized KYOCERA MITA Device; or

(ii)	via the Internet or other telecommunication channels, in a form not directed for use on or with any product other than an Authorized KYOCERA MITA Device.

(b)	use and make no more than five (5) copies of any Source Materials solely for use at the KYOCERA MITA Facility for the purposes of:

(i)	creating source code versions of Derivative Works of any Current Release, Update Release or other versions of the Licensed Products provided to KYOCERA MITA;

(ii)	creating Machine Executable Copies using any development environment or compiler which PEERLESS approves in writing, which approval shall not be unreasonably withheld or delayed; and

(iii)	providing maintenance, support or similar services in connection with Machine Executable Copies distributed under a license granted hereunder to KYOCERA MITA;

(c)	provide and grant rights to use and reproduce Machine Executable Copies and Licensed Hardware to any Manufacturing Licensee;

(d)
make, use, import, sell, offer for sale, modify, prepare Derivative Works of, reproduce, distribute and otherwise commercialize and exploit any Licensed Hardware solely in connection with the Deliverables and/or Authorized KYOCERA MITA Devices.

The foregoing rights to distribute include the right to distribute through KYOCERA MITA’s normal channels of distribution.

The licenses granted herein also include the right of KYOCERA MITA to contract with any person or entity (a “Contractor”) to exercise KYOCERA MITA’s rights and perform its obligations under this Addendum, solely for KYOCERA MITA’s benefit and account; provided that if such Contractor is to exercise such rights or perform such obligations other than at a KYOCERA MITA Facility, such Contractor shall be subject to PEERLESS prior written approval (such approval shall not be unreasonably withheld or delayed). Any Contractor shall be bound by a written agreement with terms and conditions no less restrictive than this Addendum and the NDA. KYOCERA MITA shall cause such contractors to comply with this Addendum and the NDA, and shall be liable to PEERLESS for the acts or omissions of any Contractor or any breach of such agreements by such Contractor.

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With respect to the Source Materials, KYOCERA MITA may compile the Source Materials into Machine Executable Copies for use and distribution in accordance with the license set forth above. KYOCERA MITA is expressly prohibited from disclosing or transferring any Source Materials to any third party except as expressly set forth herein or with PEERLESS’ prior written consent.

For the avoidance of doubt, all rights granted to Licensed Products or Third Party Software under this Addendum are in addition to and not in limitation of all rights granted to KYOCERA MITA under the MOU, MTLA, MDA, Project Addenda, any other Licensed Software Addendum, or the MMSA.

2.2          Scope

The Licensed Products covered by this Addendum currently are limited to use in the Authorized KYOCERA MITA Device(s) as defined in Section 1.1 of this Addendum.

2.3          PEERLESS Deliverables

(a)
PEERLESS shall deliver to the KYOCERA MITA Facility one (1) copy of the object code and Source Materials and related documentation for the Licensed Software and similar materials for the Licensed Hardware for each Current Release of the Licensed Products upon the date and as otherwise set forth in the Project Schedule for the PA and the MDA.

(b)
If PEERLESS creates any Update Release, and if KYOCERA MITA then has a right to such Update Release under the MMSA, PEERLESS shall deliver to the KYOCERA MITA Facility one (1) copy of each of the object code, Source Materials and related documentation for the Licensed Software and similar materials for the Licensed Hardware for such Update Release.

2.4          Licensed Products

KYOCERA MITA shall have the right to include as part of the Deliverables under a new PA and license as a Licensed Product under and subject to all of the terms and conditions of this Addendum any PEERLESS products made generally available to Peerless OEM customers (i.e., not including versions specially created or customized for any third party), specially developed or customized for KYOCERA MITA under the MDA or a PA or which PEERLESS otherwise has the right to license or sublicense to KYOCERA MITA without payment of additional consideration to a third party or subject to payment of such additional consideration to a third party by KYOCERA MITA. The fees for all Licensed Products not already specified in this LSA #7 shall be agreed to in accordance with Section 3.1 or 3.2. The Licensed Products include the following:

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Peerless ASIC Technolgies (inclusive of the following):

•	[REDACTED]

2.5          Third Party Software

PEERLESS represents and warrants that no Third Party Software is or shall be included in a Peerless Deliverable or a Peerless Deliverable in a Deliverable unless identified in advance in a PA to the MDA. If PEERLESS includes in any Peerless Deliverable or Peerless Deliverable in a Deliverable any Third Party Software not identified in a PA, PEERLESS shall indemnify KYOCERA MITA as set forth in Section 6 of this LSA #7. Source Materials shall not be provided for any Third Party Software unless a PA specifically provides that Source Materials will be provided. PEERLESS will provide Source Materials for any included Third Party Software to the extent PEERLESS has a right, or through commercially reasonable efforts is able to obtain a right, to license or sublicense such Source Materials to KYOCERA MITA without payment of additional consideration to a third party or subject to payment of such additional consideration to a third party by KYOCERA MITA.

2.6          Fonts

PEERLESS shall provide no fonts under this Addendum.

2.7          Acceptance of Licensed Products

A final copy of the accepted version of the Source Materials and related documentation for the Licensed Software and similar materials for the Licensed Hardware for the Current Releases shall be delivered to KYOCERA MITA promptly following final acceptance by KYOCERA MITA (using the Acceptance Criteria under the MDA and applicable Project Addendum or Section 5 of this LSA #7, as applicable) of the PEERLESS Deliverables for the Licensed Products. Unless otherwise mutually agreed between the Parties, any distribution of a Licensed Product by KYOCERA MITA to customers or End Users under Section 2.1(a) shall be deemed to be final acceptance by KYOCERA MITA of such Licensed Product.

3.             LICENSE FEES AND PAYMENTS

3.1           Source Code License Fee

[REDACTED]

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3.2          Recurring License Fees

KYOCERA MITA shall owe a recurring license fee (the “Recurring License Fee”) upon shipment for each net unit of an Authorized KYOCERA MITA Device shipped to a customer by or on behalf of KYOCERA MITA containing all or part of the Licensed Products. [REDACTED] Payment of the Recurring License Fees and a report on the actual net units shipped shall be due within 30 days of the end of each calendar quarter. The Recurring License Fee per unit and additional terms and conditions of payment are as set forth in Exhibit A to this LSA. Any Licensed Product and/or Authorized KYOCEA MITA Device category for which there is no license fee specified in Exhibit A shall be subject to such fees as shall be agreed to in good faith by the Parties in an amendment to this LSA no later than thirty (30) days after final acceptance of such Licensed Product but prior to any distribution to customers by or on behalf of Kyocera Mita, [REDACTED]

[REDACTED]

In the event of any conflict or inconsistencies between the terms or conditions of this LSA and the terms or conditions of any Exhibits attached hereto, the terms and conditions of this LSA shall apply.

3.3          License Fee Payments

KYOCERA MITA shall pay all license fees and all other amounts due hereunder in United States Dollars.

4.            NOTICES

KYOCERA MITA shall ensure that the following notice shall be affixed to any hardcopy or, if no hardcopy, electronic product manuals for and distributed to a customer with an Authorized KYOCERA MITA Device incorporating any Licensed Products:

© [2006 or other year as designated by PEERLESS] Peerless Systems Corporation.

Such notice shall not be required on microchips or semiconductor chips containing the Licensed Products. KYOCERA MITA shall not remove or obscure any PEERLESS copyright, trademark or confidentiality notices or marks.

Notices with respect to Third Party Software shall also comply with the notice or marking provisions of the applicable Third Party Software agreement.

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5.            LIMITED WARRANTY

PEERLESS warrants that each Licensed Product will conform and perform materially in accordance with the applicable Product Specifications for a period of ninety (90) days from the date of acceptance thereof by KYOCERA MITA under the MDA or this Addendum, as applicable. Upon receipt of a Licensed Product not subject to acceptance under the MDA (e.g., an Update Release), KYOCERA MITA shall have thirty (30) days from the date of receipt (“Acceptance Period”) in which to test and evaluate the Licensed Product and determine whether it materially conforms substantially in accordance the applicable Product Specifications for such Licensed Product. Before the end of the Acceptance Period, KYOCERA MITA will notify PEERLESS in writing of its acceptance or rejection of such Licensed Product. If KYOCERA MITA does not so notify PEERLESS within the Acceptance Period, KYOCERA MITA is deemed to have accepted such Licensed Product as received. In the event KYOCERA MITA rejects the Licensed Product, PEERLESS shall, during the period of forty-five (45) days from the date of the receipt of the rejection notice and in accordance with Section 8.2 of the MTLA, correct any material non-conformance specified by KYOCERA MITA and deliver the corrected Licensed Product to KYOCERA MITA.

6.            INDEMNIFICATION AND REMEDIES

Licensed Products shall be deemed to be PEERLESS Deliverables under the MDA and, shall be covered as such under Section 9 of the MDA (notwithstanding any expiration or termination of the MDA).

7.            LIMITATION OF LIABILITY AND EXCLUSION OF DAMAGES

Each party’s liability under this Addendum shall be limited as set forth in Section 8 of the MDA (notwithstanding any expiration or termination of the MDA).

This Section 7 shall not apply to any Third Party Software licensed under a separate agreement. Limitations of liability, if any, with respect to such Third Party Software licensed under a separate agreement shall be as set forth in the agreement between the Parties that is specific to that Third Party Software.

8.            OWNERSHIP

Notwithstanding anything contained in this Addendum or the MTLA to the contrary, ownership of all intellectual property in connection with this Addendum is as set forth in Section 7 of the MOU (notwithstanding any expiration or termination of the MOU).

9.            TERM

This Addendum shall commence on the Effective Date and continue and survive in perpetuity until terminated in accordance with this LSA #7.

10.          TERMINATION

10.1        Termination for Convenience.

This LSA #7 may be terminated by KYOCERA MITA at any time upon not less than thirty (30) days prior written notice.

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10.2        Termination for Default.

This LSA #7 may be terminated by either party in the event of the other party’s Default under this LSA #7. A “Default” shall be deemed to occur as follows:

(a)	With respect to KYOCERA MITA:

(1)  KYOCERA MITA’s failure to pay any amounts owed hereunder within thirty (30) calendar days after both the date due and written notice from Peerless of such failure; or

(2)  KYOCERA MITA’s material breach of any other obligation hereunder, which breach continues uncured for a period of thirty (30) calendar days after written notice from Peerless of such breach.

(b)	With respect to PEERLESS:

(1)  PEERLESS materially breaches or fails to fulfil any of its obligations under this LSA #7, which breach continues uncured for a period of thirty (30) calendar days after written notice from KYOCERA MITA of such breach or failure; or

(2)  PEERLESS becomes insolvent, bankrupt, or makes a general assignment for the benefit of creditors, or goes into liquidation or receivership.

10.3        Effect of Termination.

Any amounts unpaid as of the termination date shall be paid by KYOCERA MITA to PEERLESS within forty-five (45) days after the termination date. The rights and requirements of Sections 6.2 and 6.3 of the MTLA shall apply with respect to the termination of this LSA #7.

///

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Each Party represents and warrants that the person who signs this Addendum on its behalf is authorized to sign on its behalf. Each Party signs only for itself and not for any subsidiary or Affiliate.

KYOCERA MITA CORPORATION By:	PEERLESS SYSTEMS CORPORATION By:
/s/ MAKOTO KOGA (Authorized Signature)	/s/ RICHARD ROLL (Authorized Signature)

Name: Makoto Koga	Name: Richard Roll

Title: Managing Executive Officer, Senior General Manager	Title: President and CEO

Date: July 5, 2007	Date: July 13, 2007

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KYOCERA MITA/ PEERLESS LSA #7	CONFIDENTIAL

Exhibit A
License Fees

1.0	Distribution License Fees. The following tables set forth the Recurring License Fees.

The percentages in the following tables are based on the Suggested Retail Price (“SRP”) of the Authorized KYOCERA MITA Device in the United States. In the event that a SRP cannot be established in the United States, the SRP of the Authorized KYOCERA MITA Device in Japan shall be used and the charts herein shall be converted to U.S. Dollars [REDACTED].

Table #1 below represents the per unit Recurring License Fees when the Peerless Licensed Products licensed under LSA #6 are implemented as a “bundle” with the Peerless ASIC Technology licensed under this LSA #7 in a KYOCERA MITA Authorized Device (as set out in Table #1). Should KYOCERA MITA wish to distribute the Peerless Licensed Products separately, pricing for such distribution shall require KYOCERA MITA and PEERLESS to agree to the pricing structure in writing prior to such distribution.

Table # 1 KYOCERA MITA Produced Products with PEERLESS ASIC Technology
PEERLESS Licensed Products	SRP of Licensed Device	Recurring License Fee per unit (Dollar Amount or % of SRP)
[REDACTED]

2.0 Block License. In lieu of paying the required Recurring License Fee per unit on an “as incurred” basis, KYOCERA MITA, at its sole option, may choose to purchase from PEERLESS a “Block License” under which KYOCERA MITA may offset the Recurring License Fee per unit incurred by the Authorized KYOCERA MITA Devices identified in Section 1.0 of this Exhibit A.

2.1 Future Block License Payment. KYOCERA MITA may obtain one or more Block Licenses for a non-refundable, non-transferable and non-creditable payment of the amount KYOCERA MITA purchase. KYOCERA MITA may obtain a Block License by giving PEERLESS written notice specifying the amount of the Block License purchased and the Licensed Products (from the list of available Licensed Products specified in this Exhibit A) to be covered by the Block License. In such event, PEERLESS shall prepare and the Parties shall enter into an amendment to this LSA #7 reflecting such Block License. PEERLESS will invoice KYOCERA MITA for the specified amount of the Block License and KYOCERA MITA shall make payment in full, without any deduction or set-off, within thirty (30) calendar days of the date of PEERLESS’ invoice.

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2.2 Block License Terms and Conditions. The terms and conditions of the Block License to KYOCERA MITA are as stated in LSA #6, Exhibit A, and Section 2.2 with the following addition: the Peerless Licensed Products identified in Section 2.4 of this LSA #7 are also covered by the Block License.

2.3 Per Unit Recurring License Fee for Block License. The following tables contain pricing for KYOCERA MITA’s distribution of PEERLESS Licensed Products with Authorized KYOCERA MITA Devices which are distributed under the Block License obtained under this Exhibit A.

a)
The percentages in the following tables are based on the SRP of the Authorized KYOCERA MITA Device in the United States. In the event that a SRP cannot be established in the United States, the SRP of the Authorized KYOCERA MITA Device in Japan shall be used and the charts herein shall be converted to U.S. Dollars at the current TTM rate equal to the average exchange rates for Yen to U.S. Dollars announced by The Mizuho Corporate Bank, Limited at the end of the first and last days of the relevant quarterly accounting period (or the first business day thereafter if such day is a Sunday or other non-business day).

b)	Should a future Block License be purchased for [REDACTED], the discount structure in Exhibit A, Section 2.3 of LSA #6 shall apply, in accordance with the following Table #2:

Table #2 KYOCERA MITA Produced Products with PEERLESS ASIC Technology
PEERLESS Licensed Products	SRP of Licensed Device	Recurring License Fee per unit (Dollar Amount or % of SRP)
[REDACTED]

2.4 Block License Purchase. KYOCERA MITA elects to purchase a Block License of [REDACTED]. Subject to payment by KYOCERA MITA in accordance with Section 2.5 of Exhibit A to this LSA #7, PEERLESS consents to grant to KYOCERA MITA such Block License.

2.5 Block License Payment Terms In exchange for the Block License granted in Section 2.4 of Exhibit A, the following non-refundable, non-creditable, and non-transferable payments shall be due and payable by KYOCERA MITA to PEERLESS in U.S. dollars on the dates set forth in the following Payment Schedule:

Payment Schedule

[REDACTED]

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Exhibit B
Affiliates

Kyocera Technology Development, Inc.